UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
September 29, 2022

OPTION CARE HEALTH, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-11993	05-0489664
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3000 Lakeside Dr. Suite 300N, Bannockburn, IL 60015
(Address of principal executive offices)

(312) 940-2443
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange
Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	OPCH	Nasdaq Global Select Market

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 29, 2022, the Board of Directors (the “Board”) of Option Care Health, Inc. (the “Company”) adopted and approved, effective immediately, amended and restated bylaws (as amended, the “Third Amended and Restated Bylaws”) of the Company to, among other things:

•revise procedures and disclosure requirements for the nomination of directors and the submission of proposals for consideration at annual and special meetings of the stockholders of the Company, including, among other things, providing clarity on the timing and method of delivery of any stock notice and requiring certain additional information be provided regarding any director nominee, including a completed directors’ and officers’ questionnaire, and the nominating or proposing stockholder;
•address matters relating to Rule 14a-19 under the Securities Exchange Act of 1934 (the “Universal Proxy Rules”) by requiring stockholders intending to use the Universal Proxy Rules to provide evidence of compliance with Rule 14a-19 to the Company no later than eight business days prior to the date of the annual meeting;
•give the Board greater flexibility to delegate authority of the Board to Board committees;
•address certain matters involving the conduct and administration of meetings of stockholders;
•designate the United States District Court for the District of Delaware as the sole and exclusive forum for any complaint alleging a cause of action arising under the Securities Act of 1933 against the Company or any director, officer or employee of the Company, unless the Company consents in writing to the selection of an alternative forum; and
•make certain other technical, modernizing, and clarifying changes.

The foregoing description of the Third Amended and Restated Bylaws is not complete and is qualified in its entirety by reference to the complete text of the Third Amended and Restated Bylaws, a copy of which is filed as Exhibit 3.1 hereto and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Third Amended and Restated Bylaws of Option Care Health, Inc. effective as of September 29, 2022.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Option Care Health, Inc.

Date:	September 30, 2022	By:	/s/ Michael Shapiro
Chief Financial Officer